UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 29, 2024 (April 28, 2024)

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

MO	001-38481	43-0903811
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1010 Grand Blvd.
Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 860-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 Par Value	UMBF	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Transaction

Agreement and Plan of Merger

Overview

On April 28, 2024 (the “Signing Date”), UMB Financial Corporation, a Missouri corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Heartland Financial USA, Inc., a Delaware corporation (“HTLF”) and Blue Sky Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Blue Sky Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, (i) Blue Sky Merger Sub will merge with and into HTLF (the “Merger”), with HTLF surviving the Merger as a wholly owned subsidiary of the Company (the “Surviving Entity”) and (ii) immediately following the effective time of the Merger (the “Effective Time”) and as part of a single, integrated transaction, the Surviving Entity will merge with and into the Company (the “Second Merger”, and together with the Merger, the “Mergers”), with the Company surviving the Second Merger (the “Surviving Corporation”). On the day immediately following the closing date of the Mergers, the Company will cause HTLF’s wholly owned banking subsidiary, HTLF Bank, to merge with and into the Company’s wholly owned banking subsidiary, UMB Bank, National Association (the “Bank Merger”), with UMB Bank, National Association continuing as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the Board of Directors of each of the Company and HTLF.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock, par value $1.00 per share, of HTLF (“HTLF Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain shares held by the Company or HTLF, will be converted into the right to receive 0.55 shares (the “Exchange Ratio,” and such shares, the “Merger Consideration”) of common stock, $1.00 par value, of the Company (“Company Common Stock”) and cash in lieu of fractional shares. At the Effective Time, each share of 7.00% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share of HTLF (the “HTLF Preferred Stock”), issued and outstanding immediately before the Effective Time will be converted into the right to receive one share of a newly created series of preferred stock of the Company (“Company Preferred Stock”) with such rights, preferences, privileges and powers (including voting powers) as set forth in the Certificate of Designations attached as an exhibit to the Merger Agreement.

Treatment of HTLF Equity Awards

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each outstanding equity award with respect to HTLF Common Stock shall be treated as follows:

Restricted Stock Units: Each time-vesting restricted stock unit award of HTLF (each, a “HTLF RSU Award”) that is vested or held by a former service provider or a non-employee director shall fully vest and be cancelled and converted automatically into the right to receive the Merger Consideration. Each other HTLF RSU Award shall be assumed by the Company and shall be converted into a restricted stock unit award with respect to the number of shares of Company Common Stock determined by multiplying the number of shares of HTLF Common Stock subject to the HTLF RSU Award immediately prior to the Effective Time by the Exchange Ratio (each, an “Assumed RSU Award”). Each Assumed RSU Award shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding HTLF RSU Award immediately prior to the Effective Time (including the requirement to perform continued services to satisfy applicable time-based vesting conditions, subject to any accelerated vesting on a Qualified Termination (as defined in the Merger Agreement) of the holder’s employment following the Mergers).

Performance-Based Restricted Stock Units: Each performance-vesting restricted stock unit award of HTLF (each, a “HTLF PSU Award”) that is held by a former service provider shall fully vest based on target performance and be cancelled and converted automatically into the right to receive the Merger Consideration. Each other HTLF PSU Award shall be assumed by the Company and converted (based on target performance) into a time-vesting restricted stock unit award with respect to the number of shares of Company Common Stock determined by multiplying the number of shares of HTLF Common Stock subject to the HTLF PSU Award immediately prior to the Effective Time by the Exchange Ratio (each, an “Assumed PSU Award”). Each Assumed PSU Award shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding HTLF PSU Award

(other than performance-based vesting conditions) immediately prior to the Effective Time (including the requirement to perform continued services to satisfy applicable time-based vesting conditions, subject to any accelerated vesting on a Qualified Termination of the holder’s employment following the Mergers).

Stock Option: Each option to purchase HTLF Common Stock (each, a “HTLF Option”) that is vested or held by a former service provider shall fully vest and be cancelled and converted automatically into the right to receive the Merger Consideration, reduced by a number of shares required to satisfy the applicable exercise price. Each HTLF Option for which the applicable per share exercise price exceeds the closing price of a share of HTLF Common Stock on the trading day immediately preceding the Closing Date shall be cancelled as of the Effective Time for no consideration. Each HTLF Option that is unvested and held by an active service provider shall be assumed by the Company and shall be converted into a stock option to purchase the number of shares of Company Common Stock determined by multiplying the number of shares of HTLF Common Stock subject to the option immediately prior to the Effective Time by the Exchange Ratio, at an exercise price determined by dividing the exercise price of the HTLF Option immediately prior to the Effective Time by the Exchange Ratio (each, an “Assumed Option”). Each Assumed Option shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding HTLF Option immediately prior to the Effective Time (including the requirement to perform continued services to satisfy applicable time-based vesting conditions, subject to any accelerated vesting on a Qualified Termination of the holder’s employment following the Mergers).

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both the Company, on the one hand, and HTLF and Blue Sky Merger Sub, on the other hand, and each party has agreed to customary covenants, including, among others, relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) the obligation to call a meeting of its shareholders or stockholders, as applicable, to approve the issuance of the shares of Company Common Stock constituting the Merger Consideration pursuant to the Merger Agreement (the “Share Issuance”) and the Articles Amendment (as defined below), in the case of the Company, or the adoption of the Merger Agreement, in the case of HTLF, and (3) its non-solicitation obligations related to alternative business combination proposals.

Under the Merger Agreement, each of the Company and HTLF has agreed to use its reasonable best efforts to obtain as promptly as practicable all consents required to be obtained from any governmental authority or other third party that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Mergers and the Bank Merger). Notwithstanding such general obligation to obtain such consents of governmental authorities, neither the Company nor HTLF is required to take any action that would reasonably be expected to have a material adverse effect on the Surviving Corporation and its subsidiaries, taken as a whole, after giving effect to the Mergers (measured on a scale relative to the size of HTLF and its subsidiaries, taken as a whole) (a “Materially Burdensome Regulatory Condition”).

Governance

Pursuant to the Merger Agreement, effective as of the Effective Time, the Board of Directors of the Surviving Corporation will be comprised of sixteen (16) directors, of which (i) eleven (11) will be members of the Board of Directors of the Company as of immediately prior to the Effective Time (the directors referred to in clauses (i) and (ii), the “Company Directors”) and (ii) an additional five (5) will be members of the Board of Directors of HTLF as of immediately prior to the Effective Time (the directors referred to in this clause (iii), the “HTLF Directors”), with the parties to cooperate in good faith between the Signing Date and the Effective Time to agree on the selection of the HTLF Directors and their respective committee appointments; provided that the HTLF Directors must meet any applicable requirements or standards that may be imposed by a regulatory agency for service on the Board of Directors of the Company.

In connection with the completion of the Mergers, the Company’s articles of incorporation will be amended to increase the number of authorized shares of Company Common Stock from 80 million to 160 million (the “Articles Amendment”).

Closing Conditions

The completion of the Mergers are subject to customary conditions, including (1) approval of (A) the Articles Amendment and the Share Issuance by the Company’s shareholders and (B) adoption of the Merger Agreement by HTLF’s stockholders, (2) authorization for listing on the Nasdaq Global Select Market of the shares of Company Common Stock and Company Preferred Stock to be issued in the Merger, subject to official notice of issuance, (3) the receipt of specified governmental consents and approvals, including from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency, and termination or expiration of all applicable waiting periods in respect thereof, in each case without the imposition of a Materially Burdensome Regulatory Condition, (4) effectiveness of the registration statement on Form S-4 for Company Common Stock and Company Preferred Stock to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Mergers or the Bank Merger or making the completion of the Mergers or the Bank Merger illegal. Each party’s obligation to complete the Mergers is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from counsel to the effect that the Mergers, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Termination; Termination Fee

The Merger Agreement provides certain termination rights for both the Company and HTLF and further provides that a termination fee of $70 million will be payable by either HTLF or the Company, as applicable, following termination of the Merger Agreement under certain circumstances.

Important Statement Regarding Merger Agreement

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Mergers, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the Company or HTLF, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, HTLF, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of the Company and HTLF and also constitute a prospectus of the Company, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of the Company and HTLF make with the Securities and Exchange Commission (the “SEC”).

Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, Bruce K. Lee, the Chief Executive Officer of HTLF, who holds and has the sole power to vote or direct the voting of approximately 0.02% of the issued and outstanding shares of HTLF Common Stock (the “Subject HTLF Shares”), entered into a support agreement (the “HTLF Support Agreement”) pursuant to which, among other things, he has agreed, subject to the terms of the

HTLF Support Agreement, to (i) vote the Subject HTLF Shares in favor of the approval and adoption of the Merger Agreement and (ii) not transfer the Subject HTLF Shares, with certain limited exceptions. The HTLF Support Agreement will terminate upon the earlier of the termination of the Merger Agreement or the Effective Time.

The foregoing description of the HTLF Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the HTLF Support Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Forward Sale Agreement

On April 28, 2024, the Company entered into a forward sale agreement (the “Forward Sale Agreement”) with Bank of America, N.A. (the “Forward Purchaser”), relating to an aggregate of 2,800,000 shares of Company Common Stock.

The Company will not receive any proceeds from the sale of Company Common Stock sold by the Forward Seller to the Underwriters (as defined below). The Company expects to physically settle the Forward Sale Agreement (by the delivery of shares of Company Common Stock) and receive proceeds from the sale of those shares of Company Common Stock upon one or more forward settlement dates within approximately 18 months from the date of the Forward Sale Agreement at the then applicable forward sale price. The forward sale price will initially be $72.00 per share, which is the price at which the Underwriters have agreed to buy the shares of Company Common Stock pursuant to the Underwriting Agreement (as defined below).

The Forward Sale Agreement provides that the forward sale price will be subject to adjustment on a daily basis based on a floating interest rate factor equal to the specified rate less a spread and will be decreased on each of the dates specified in the Forward Sale Agreement by amounts related to expected dividends on shares of Company Common Stock during its term. The forward sale price will also be subject to decrease if the cost to the Forward Purchaser (or its affiliate) of borrowing a number of shares of Company Common Stock underlying the Forward Sale Agreement exceeds a specified amount. If the specified rate is less than the spread on any day, the interest rate factor will result in a daily reduction of the forward sale price.

In certain circumstances, the Forward Purchaser will have the right to accelerate the Forward Sale Agreement and require the Company to physically settle the Forward Sale Agreement on a date specified by the Forward Purchaser. These circumstances include:

•

the Forward Purchaser (or its affiliate) (i) is unable to borrow a number of shares of Company Common Stock equal to the number of shares of Company Common Stock underlying the Forward Sale Agreement because of the lack of sufficient shares being made available for share borrowing by lenders or (ii) would incur a stock loan rate greater than the rate specified in the Forward Sale Agreement to continue to borrow such shares;

•

certain ownership thresholds applicable to the Forward Purchaser, its affiliates and other persons who may form a beneficial share ownership group or whose ownership positions would be aggregated with the Forward Purchaser are exceeded;

•

the Company declares any dividend or distribution on Company Common Stock that constitutes an extraordinary dividend or is payable in (i) cash in excess of a specified amount (other than extraordinary dividends), (ii) securities of another company owned (directly or indirectly) by the Company as a result of a spin-off or similar transaction or (iii) any other type of securities (other than Company Common Stock), rights, warrants or other assets for payment at less than the prevailing market price, as reasonably determined by the Forward Purchaser;

•

the announcement of any event or transaction that, if consummated, would result in certain extraordinary events (as such term is defined in the Forward Sale Agreement and which includes certain mergers and tender offers and the delisting of Company Common Stock); or

•

certain other events of default, termination events or other specified events occur, including, among other things, any material misrepresentation made by the Company in connection with entering into the Forward Sale Agreement or the occurrence of a hedging disruption or a change in law (as such terms are defined in the Forward Sale Agreement).

The foregoing description of the Forward Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Sale Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 29, 2024, the Company and HTLF issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the announcement of the Merger Agreement, the Company and HTLF intend to provide supplemental information regarding the proposed transaction in presentations to analysts and investors. The slides that will be available in connection with the presentations are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. The Company does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto.

Item 8.01.	Other Events

Underwriting Agreement

On April 28, 2024, the Company priced the public offering of shares of Company Common Stock in connection with the Forward Sale Agreement and entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives for the underwriters named therein (collectively, the “Underwriters”), the Forward Purchaser and BofA Securities, Inc. as forward seller (the “Forward Seller”), relating to the registered public offering and sale of 2,800,000 shares of Company Common Stock. The Underwriters have been granted a 30-day option to purchase up to an additional 420,000 shares of Company Common Stock. If such option is exercised, then the Company plans to enter into an additional forward sale agreement with the Forward Purchaser in respect of the number of shares of Company Common Stock that is subject to the exercise of such option.

Pursuant to the Underwriting Agreement, the Forward Seller will sell to the Underwriters at the closing on May 1, 2024, an aggregate of 2,800,000 shares of Company Common Stock, subject to the conditions set forth in the Underwriting Agreement, which shares are expected to be borrowed by the Forward Purchaser or its affiliate from third parties.

The description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference. A copy of a press release related to the offering is filed as Exhibit 99.3 hereto and incorporated herein by reference.

In connection with the offering, Company Common Stock was registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-266941) (the “Registration Statement”), and a prospectus supplement, dated April 28, 2024, which will be filed with the SEC pursuant to Rule 424(b) of the Securities Act no later than the second business day following the date it was first used in connection with the public offering.

In connection with the sale of the shares of Company Common Stock, the Company is also filing a legal opinion regarding the validity of the shares of Company Common Stock as Exhibit 5.1 for the purpose of incorporating the opinion into the Registration Statement. Furthermore, in connection with the offering, the audited consolidated financial statements of HTLF as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, together with the report of the independent registered public accounting firm thereon, have been incorporated into the Registration Statement and related prospectus supplement, and the Company is therefore also filing a consent from KPMG LLP as Exhibit 23.2 for the purpose of incorporating such consent into the Registration Statement.

Pro Forma Financial Information

In connection with the public offering of shares of Company Common Stock in connection with the Forward Sale Agreement, the related preliminary prospectus, dated April 28, 2024, by which the Company Common Stock is being offered, includes (i) unaudited pro forma condensed combined balance sheet data as of December 31, 2023, giving effect to the Mergers and related transactions and the full physical settlement of the forward sale agreement as if they occurred on December 31, 2023 and (ii) an unaudited pro forma condensed combined statement of income and other data for the year ended December 31, 2023, giving effect to the Mergers and related transactions and the full physical settlement of the forward sale agreement as if they occurred on January 1, 2023.

This pro forma information is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

The pro forma financial statements are derived primarily from the historical financial statements of the Company and HTLF as of and for year ended December 31, 2023, giving pro forma effect to the Mergers and related transactions and the full physical settlement of the forward sale agreement. The pro forma financial statements are preliminary and reflect a number of assumptions, including, among others, that the Mergers and related transactions will be consummated and the forward sale agreement will be fully physically settled. There can be no assurance that any of such transactions will be consummated or that such physical settlement will occur.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of April 28, 2024, among UMB Financial Corporation, BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives for the underwriters, Bank of America, N.A., as forward purchaser and BofA Securities, Inc., as forward seller.

2.1	Agreement and Plan of Merger, dated as of April 28, 2024, among UMB Financial Corporation, Heartland Financial USA, Inc. and Blue Sky Merger Sub Inc.*

5.1	Opinion of Sandberg Phoenix & Von Gontard P.C.

10.1	Support Agreement, dated as of April 28, 2024, by and between UMB Financial Corporation and Bruce K. Lee

10.2	Forward Sale Agreement, dated as of April 28, 2024, between UMB Financial Corporation and Bank of America, N.A.

23.1	Consent of Sandberg Phoenix & Von Gontard P.C. (included in Exhibit 5.1)

23.2	Consent of KPMG LLP, independent registered public accounting firm to Heartland Financial USA, Inc.

99.1	Joint press release announcing the execution of the Merger Agreement, dated as of April 29, 2024

99.2	Investor Presentation Materials, dated as of April 29, 2024

99.3	Press release announcing the pricing of the offering of shares of common stock

99.4	Unaudited pro forma financial information

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Exchange Act, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about the Company’s, HTLF’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between the Company and HTLF (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in the Company’s and HTLF’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between the Company and HTLF; the outcome of any legal proceedings that may be instituted against the Company or HTLF; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and HTLF operate; the ability to promptly and effectively integrate the businesses of the Company and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of the Company’s or HTLF’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by the Company’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters.

These factors are not necessarily all of the factors that could cause the Company’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company’s, HTLF’s or the combined company’s results.

All forward-looking statements attributable to the Company, HTLF, or the combined company, or persons acting on the Company’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and the Company and HTLF do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company or HTLF update one or more forward-looking statements, no inference should be drawn that the Company or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding the Company, HTLF and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf-20231231.htm), and its other filings with the SEC, and in HTLF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf-20231231.htm), and its other filings with the SEC.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This Current Report on Form 8-K does not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities or a solicitation of any vote or approval. In connection with the Transaction, the Company will file with the SEC a Registration Statement on Form S-4 to register the shares of the Company capital stock to be issued in connection with the Transaction. The Registration Statement will include a joint proxy statement of the Company and HTLF that also constitutes a prospectus of the Company. The definitive joint proxy statement/prospectus will be sent to the shareholders of the Company and stockholders of HTLF seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, HTLF, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by the Company or HTLF through the website maintained by the SEC at http://www.sec.gov or from the Company at its website, www.UMB.com, or from HTLF at its website, www.htlf.com. Documents filed with the SEC by the Company will be available free of charge by accessing the “Investor Relations” page of the Company’s website at www.https://investorrelations.umb.com/overview/default.aspx, or alternatively by directing a request by mail to UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106, and documents filed with the SEC by HTLF will be available free of charge by accessing HTLF’s website at www.htlf.com under the “Investor Relations” tab or, alternatively, by directing a request by mail to HTLF’s Corporate Secretary, 1800 Larimer Street, Suite 1800, Denver, Colorado 80202.

PARTICIPANTS IN THE SOLICITATION

The Company, HTLF, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and stockholders of HTLF in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and HTLF and other persons who may be deemed to be participants in the solicitation of shareholders of the Company and stockholders of HTLF in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of Company Common Stock is also set forth in the definitive proxy statement for the Company’s 2024 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 3, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000119312524066457/d706079ddef14a.htm). To the extent holdings of Company Common Stock by the directors and executive officers of the Company have changed from the amounts of Company Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of the Company, their ownership of Company Common Stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf-20231231.htm), and in the sections entitled “Our Board of Directors” and “Stock Owned by Directors, Nominees, and Executive Officers” included in the Company’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on March 3, 2024 (and which is available at

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000119312524066457/d706079ddef14a.htm). Information about the directors and executive officers of HTLF and their ownership of HTLF common stock can also be found in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000086/htlf-20240409.htm) and other documents subsequently filed by HTLF with the SEC. Information about the directors and executive officers of HTLF, their ownership of HTLF Common Stock, and HTLF’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in HTLF’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 24, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf-20231231.htm), and in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Person Transactions” included in HTLF’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 9, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000086/htlf-20240409.htm). To the extent holdings of HTLF Common Stock by the directors and executive officers of HTLF have changed from the amounts of HTLF Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORPORATION

By:	/s/ Ram Shankar
Name: Ram Shankar
Title: Chief Financial Officer

Date: April 29, 2024